UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2023

AVID BIOSERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32839	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14191 Myford Road, Tustin, California 92780

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6100

__________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CDMO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On June 19, 2023, the Board of Directors (the “Board”) of Avid Bioservices, Inc. (the “Company”), based on the recommendation of the Corporate Governance Committee of the Board, approved an amendment and restatement of the Company’s Amended and Restated Bylaws (the “Amended and Restated Bylaws”), effective immediately. The Amended and Restated Bylaws include the following amendments:

Article II, Section 6 has been amended to (i) create an exception to the default voting standard, for matters other than the election of directors, to allow the Company to use for stock exchange or other regulatory votes the standard prescribed by the rules and regulations of such stock exchange or other regulatory body and (ii) affirm that the voting standard for the election of directors is a plurality of the votes of shares present in person or by proxy and entitled to vote on the matter.

Article II, Section 8 has been amended to eliminate the requirement that the Company’s stock list be made available during the whole time of a meeting of stockholders.

Article VI, Section 1 has been amended to clarify that the Company’s former directors and officers are only indemnified for actions taken before they ceased to be directors and officers.

Article VII, Section 9 has been amended to clarify that the forum selection clause for internal corporate claims does not apply to actions arising under the Securities Exchange Act of 1934, as amended, or under the Securities Act of 1933, as amended.

In addition, the Amended and Restated Bylaws include certain technical, conforming, modernizing and clarifying changes.

The Amended and Restated Bylaws are filed herewith as Exhibit 3.2.  The foregoing description of the changes contained in the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description

3.2	Amended and Restated Bylaws of Avid Bioservices, Inc. adopted on June 19, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID BIOSERVICES, INC.

Date: June 23, 2023	By:	/s/ Daniel R. Hart
Daniel R. Hart
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

3.2	Amended and Restated Bylaws of Avid Bioservices, Inc. adopted on June 19, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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